ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(a)

                              Declaration of Trust


The following amendment was made to the Registrant's Declaration of Trust

     1. Termination of the Following JHF II Funds:
          a.   Growth and Income Fund
          b.   Growth Fund
          c.   Intrinsic Value Fund
          d.   International Growth Fund

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)


                               Advisory Agreement

1. Amendment to Advisory Agreement, dated March 23, 2007, relating to New Portfolios.

2. Amendment to Advisory Agreement, dated June 29, 2007, relating to the Real Return Bond Fund.



                             Subadvisory Agreements

1. Amendment to Subadvisory Agreement dated March 23, 2007 between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors LP, relating to new portfolio.

2. Subadvisory Agreement dated March 23, 2007 between John Hancock Investment Management Services, LLC and Franklin Advisers, Inc., relating to new portfolio.

3. Subadvisory Agreement dated March 23, 2007 between John Hancock Investment Management Services, LLC and Franklin Mutual Advisers, LLC, relating to new portfolio.

4. Amendment to Subadvisory Agreement dated March 23, 2007 between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP, relating to new portfolio.

5. Amendment to Subadvisory Agreement dated March 23, 2007 between John Hancock Investment Management Services, LLC and UST Advisers, Inc., relating to change in control.

6. Amendment to Subadvisory Agreement dated April 28, 2007 between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc., relating to the International Small Company Fund.

7. Amendment to Subadvisory Agreement dated June 29, 2007 between John Hancock Investment Management Services, LLC and Pacific Investment Management Company, LLC, relating to the Real Return Bond Fund.

8. Amendment to Subadvisory Agreement dated June 29, 2007 between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP, relating to the Special Value Fund.

                              JOHN HANCOCK FUNDS II

                         AMENDMENT TO ADVISORY AGREEMENT


         AMENDMENT made this ____ day of ________, 2007, to the Advisory Agreement dated October 17, 2005, as amended, between John Hancock Funds II, a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

Appendix A is revised to add the advisory fees for the following funds of the Trust and to decrease the advisory fee for the International Small Company Trust (the "Funds"):

        a. Income Fund
        b. Mutual Shares Fund
        c. Mid Cap Intersection Fund
        d. Emerging Markets Value Fund

2. EFFECTIVE DATE

     This Amendment shall become effective with respect to each Fund on the later of:

     (i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of this Amendment with respect to a Fund.

JOHN HANCOCK FUNDS II



By:
       ----------------------------------------------
         Name:
         Title:




JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:
       ----------------------------------------------
         Name:
         Title:

                                   APPENDIX A


         The Adviser shall serve as investment adviser for each Fund of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund, the fee computed separately for such Fund at an annual rate as follows (the "Adviser Fee").

         The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust. It also includes with respect to certain Funds as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Fund also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

         For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

         The Adviser Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Fund shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

         If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                            First           Excess Over
                         $100 million      $100 million
                         of Aggregate      of Aggregate
Portfolio                Net Assets*        Net Assets*
---------                -----------        -----------
International Small
Company Fund                1.00%               0.95%

*Aggregate Net Assets include the net assets of the International Small Company Trust, a series of John Hancock Trust, and the International Small Company Fund, a series of John Hancock Funds II.

                                    Between         Between
                                  $50 million     $200 million
                   First              and             and           Excess Over
                $50 million      $200 million     $500 million      $500 million
                of Aggregate     of Aggregate     of Aggregate      of Aggregate
Portfolio       Net Assets*       Net Assets*     Net Assets*       Net Assets*
---------       ----------        ----------      ----------        ----------

Income Fund       1.075%           0.915%           0.825%             0.800%

*Aggregate Net Assets include the net assets of the Income Trust, a series of John Hancock Trust, the Income Fund, a series of John Hancock Funds II, the International Value Trust, a series of John Hancock Trust, the International Value Fund, a series of John Hancock Funds II, the International Small Cap Trust, a series of John Hancock Trust, the International Small Cap Fund, a series of John Hancock Fund, the Global Trust, a series of John Hancock Trust, the Global Fund, a series of John Hancock Funds II, the Mutual Shares Trust, a series of John Hancock Trust, the Mutual Shares Fund, a series of John Hancock Funds II

                         All Aggregate Net
Portfolio                      Assets
---------                      ------
Mutual Shares Fund             0.96%

                                  First             Excess Over
                               $500 million        $500 million
                               of Aggregate        of Aggregate
Portfolio                      Net Assets*          Net Assets*
---------                      -----------          -----------
Mid Cap Intersection Fund        0.875%                0.850%

*Aggregate Net Assets include the net assets of the Mid Cap Intersection Trust, a series of John Hancock Trust, and the Mid Cap Intersection Fund, a series of John Hancock Funds II.


                                  First             Excess Over
                               $100 million        $100 million
                               of Aggregate        of Aggregate
Portfolio                      Net Assets*          Net Assets*
---------                      -----------          -----------
Emerging Markets Value Fund       1.00%                0.950%

*Aggregate Net Assets include the net assets of the Emerging Markets Value Trust, a series of John Hancock Trust, and the Emerging Markets Value Fund, a series of John Hancock Funds II.

                              JOHN HANCOCK FUNDS II

                         AMENDMENT TO ADVISORY AGREEMENT


         AMENDMENT made this ____ day of ________, 2007, to the Advisory Agreement dated October 17, 2005, as amended, between John Hancock Funds II, a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

3. CHANGE IN APPENDIX A

Appendix A is revised to decrease the advisory fee for the Real Return Bond Fund (the "Fund"):

4. EFFECTIVE DATE

         This Amendment shall become effective with respect to the Fund on the later of:

         (i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of this Amendment.

JOHN HANCOCK FUNDS II



By:
       ----------------------------------------------
         Name:
         Title:




JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:
       ----------------------------------------------
         Name:
         Title:

                                   APPENDIX A


         The Adviser shall serve as investment adviser for each Fund of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund, the fee computed separately for such Fund at an annual rate as follows (the "Adviser Fee").

         The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust. It also includes with respect to certain Funds as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Fund also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

         For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Fund shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

         If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.


                          First            Excess Over
                        $1 billion         $1 billion
                       of Aggregate       of Aggregate
Portfolio              Net Assets*         Net Assets*
---------              -----------         -----------
Real Return Bond Fund    0.700%               0.650%

*Aggregate Net Assets include the net assets of the Real Return Bond Trust, a series of John Hancock Trust, and the Real Return Bond Fund, a series of John Hancock Funds II.

                              JOHN HANCOCK FUNDS II

                       AMENDMENT TO SUBADVISORY AGREEMENT

                          Dimensional Fund Advisors Inc

         AMENDMENT made as of this ____ day of ______, 2007 to the Subadvisory Agreement dated April 28, 2006 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

         Appendix A of the Agreement relating to compensation of the Subadviser is amended and restated in its entirety as set forth in Appendix A to this Amendment to add the Emerging Markets Value Trust and to decrease the compensation of the Subadviser for the International Small Company Trust.

2.  EFECTIVE DATE

         This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II, and
(ii) execution of the Amendment.

3.  MISCELLANEOUS

         Except as set forth herein, all provisions of the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC


By:  _____________________________________

Dimensional Fund Advisors LP
By:   Dimensional Holdings Inc, general partner


         By:    _____________________________
                  Name:
                  Title:

         By:    ________________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                          First            Excess Over
                                       $100 million       $100 million
                                       of Aggregate       of Aggregate
Portfolio                              Net Assets*         Net Assets*
---------                              ----------          ----------
Emerging Markets Value Fund               0.550%              0.500%
International Small Company Fund          0.550%              0.500%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                            Other Portfolio(s)

Emerging Markets Value Fund          --       Emerging Markets Value Trust,
                                              a series of John Hancock Trust

International Small Company Fund              International Small Company Trust,
                                              a series of John Hancock Trust

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT

         AGREEMENT made this ___ day of _________, 2007, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Franklin Advisers, Inc., a California corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended, that Adviser provides to the Subadviser. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and


b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services). Subadviser will not pay the costs of investments (including brokerage fees) of a Portfolio and will not pay expenses related to the operation of a Portfolio, including but not limited to, investment advisory fees, administration fees, pricing service fees, taxes, interest, brokerage fees and commissions, proxy voting expenses and extraordinary Portfolio expenses.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with applicable laws and regulations. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder. Such accounts, books and records shall be the property of the Subadviser, which shall provide copies of them to the Adviser upon reasonable request.

f. Subadviser will make decisions on proxy voting unless such decisions are expressly reserved by Adviser. Subadviser's obligation to vote proxies shall be contingent upon receipt of proxies from a Portfolio custodian in a timely manner. Subadviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in a Portfolio, or the issuers thereof. Adviser will file all proofs of claim on behalf of Portfolios in class-action suits and SEC settlements which have a proof of claim process for investors. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       INDEMNIFICATION

         Adviser and the Subadviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance, bad faith or gross negligence on the part of the indemnifying party.

5. CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnerhsip agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in control of the Subadviser or the portfolio manager of any Portfolio, provided however, that this shall not apply to a change of control of Subadviser which results in control of Subadviser by one of its affiliates that is under common control with the Subadviser.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14       SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated August 12, 2005, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.      CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.       other subadvisers to a Portfolio
2.       other subadvisers to a Trust portfolio, and
3. other subadvisers to a portfolio under common control with the Portfolio;

provided, however, that: (i) such consultations are permitted between the current and successor sub-advisers of a Portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act; (ii) Subadviser may consult with any of its affiliated persons concerning transactions in securities or other assets; and (iii) Subadviser may consult with any of the other subadvisers to the Trust concerning compliance with paragraphs a and b of Rule 12d3-1 of the 1940 Act.

18.      CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

         The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

19.      COMPLIANCE

         Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act that relate to the services provided by the Subadviser to the Trust. Throughout the term of this Agreement, the Subadviser shall make reasonable efforts to submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of regulatory examinations of the Subadviser and general descriptions of the results of such examinations and of any periodic testing of the Compliance Policies, and (ii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code that relate to the services provided by the Subadviser to the Trust. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                             John Hancock Investment Management  Services, LLC





                             by:     _____________________________________




                             Franklin Advisers, Inc.



                             by:     _____________________________________

                                   APPENDIX A


         The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


                                      Between        Between
                                    $50 million    $200 million
                         First          and            and           Excess Over
                      $50 million   $200 million   $500 million     $500 million
                     of Aggregate   of Aggregate   of Aggregate     of Aggregate
Portfolio             Net Assets*   Net Assets*    Net Assets*       Net Assets*
---------             ----------    ----------     ----------        ----------

Income Fund             0.625%         0.465%         0.375%           0.350%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)               Other Portfolio(s)

Income Fund             --       Income Trust, a series of John Hancock Trust,

                                 International Value Trust, a series of John
                                 Hancock Trust

                                 International Value Fund, a series of John
                                 Hancock Funds II,

                                 International Small Cap Trust, a series of John Hancock Trust,

                                 International Small Cap Fund, a series of John Hancock Fund,

                                 Global Trust, a series of John Hancock Trust,

                                 Global Fund, a series of John Hancock Funds II,

                                 Mutual Shares Trust, a series of John Hancock Trust,

                                 Mutual Shares Fund, a series of John Hancock
                                 Funds II

         The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT

         AGREEMENT made this ___ day of _________, 2007, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Franklin Mutual Advisers, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended, that Adviser provides to the Subadviser. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales; and

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services). Each Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. Each Portfolio and not the Subadviser is responsible for the Expenses defined in Appendix B of this Agreement.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with applicable laws and regulations. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder. Such accounts, books and records shall be the property of the Subadviser, which shall provide copies of them to the Adviser upon reasonable request.

f. Subadviser will make decisions on proxy voting unless such decisions are expressly reserved by Adviser. Subadviser's obligation to vote proxies shall be contingent upon receipt of proxies from a Portfolio custodian in a timely manner. Subadviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in a Portfolio, or the issuers thereof. Adviser will file all proofs of claim on behalf of Portfolios in class-action suits and SEC settlements which have a proof of claim process for investors. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.        INDEMNIFICATION

         Adviser and the Subadviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance, bad faith or gross negligence on the part of the indemnifying party.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnerhsip agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in the partners or in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14       SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated August 16, 2005, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.      CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

4. other subadvisers to a Portfolio,
5. other subadvisers to a Trust portfolio, and
6. other subadvisers to a portfolio under common control with the Portfolio;

provided, however, that: (i) such consultations are permitted between the current and successor sub-advisers of a Portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act; (ii) Subadviser may consult with any of its affiliated persons concerning transactions in securities or other assets; and (iii) Subadviser may consult with any of the other subadvisers to the Trust concerning compliance with paragraphs a and b of Rule 12d3-1 of the 1940 Act.

18.      CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

         The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

19.      COMPLIANCE

         Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act that relate to the services provided by the Subadviser to the Trust. Throughout the term of this Agreement, the Subadviser shall make reasonable efforts to submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of regulatory examinations of the Subadviser and general descriptions of the results of such examinations and of any periodic testing of the Compliance Policies, and (ii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code that relate to the services provided by the Subadviser to the Trust. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                          John Hancock Investment Management Services, LLC





                          by:     _____________________________________




                          Franklin Mutual Advisers, LLC



                          by:     _____________________________________

                                   APPENDIX A


         The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


 Portfolio                               Aggregate Net Assets*

Mutual Shares Fund........................     0.51%

*The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust.

         The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the amount determined by applying the annual percentage rate in the table to the Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                                   APPENDIX B

The Subadviser may incur certain Expenses (as defined below) on behalf of the Portfolio for which the Portfolio and not the Subadviser will be responsible; the Portfolio will pay its allocable share of the Expenses in the manner provided below. "Expenses" shall mean:

(i) certain post investment decision, pre-acquisition due diligence expenses ("Pre-Acquisition Expenses") as part of the cost of acquisition of certain investment opportunities for the Portfolio. (The following are examples (but not an exclusive list) of Pre-Acquisition
         Expenses: (a) legal fees (x) to prepare closing documents such as purchase and sale agreements for distressed bank debt and private securities transactions and (y) related to regulatory due diligence or approvals involving issues such as tax, anti-trust and industry specific ownership constraints such as those applicable to issuers in the banking, insurance, gaming, utilities, securities, media, and telecommunication industries and (b) other professional fees such as investment banking and financial consulting fees. Pre-Acquisition Expenses would not include, however, research expenses relating to purchasing a security for the Portfolio or expenses relating to purchasing a security for a Portfolio incurred prior to the time a Portfolio has committed to purchase such security.); and

(ii) certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of the Portfolio to the extent that such Expenses referred to in this clause
         (ii) could be properly treated as capitalized transaction costs or, as realized losses or operating expenses of the Portfolio, as applicable, under Section 2.62 (Workout Expenditures), or other applicable guidelines, of the AICPA Audit and Accounting Guide for Investment Companies (May 1, 2006), as may be revised from time to time. Expenses may include, for example, litigation expenses, shareholder activism expenses, bank lender syndicate expenses, private transaction expenses, and bank debt expenses.

The Portfolio shall be obligated to pay only its proportionate share of the Expenses with respect to the particular investment. The Portfolio's proportionate share shall be determined by dividing the position of the Portfolio's investment or commitment in the particular security by the total position or commitment in the same security held by or committed to by all of the Subadviser's advisory clients, and multiplying the resulting amount by the amount of the Expenses.

The Subadviser agrees that all requests for payments will be submitted to the Trust promptly and will be accompanied by applicable invoices and other supporting material or information and the Subadviser's certification that:

         (i) the Expense for which reimbursement is requested represent Expenses incurred by the Subadviser for services rendered by one or more entities that are unaffiliated with the Subadviser;

         (ii) the request for payment does not exceed the actual Expenses attributable to the Portfolio based on its proportionate holdings of the relevant securities relative to all of such securities held by accounts advised by the Subadviser; and

         (iii) in the opinion of the Subadviser, the Expenses incurred were reasonable in relation to the services rendered.

The Subadviser agrees to promptly furnish to the Portfolio copies of any additional supporting material or information that is reasonably requested by the Portfolio.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                       WELLINGTON MANAGEMENT COMPANY, LLP


         AMENDMENT made as of this ____ day of ________, 2007 to the Subadvisory Agreement dated January 29, 1999 as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Mid Cap Intersection Fund.


2.       EFFECTIVE DATE

         This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and (ii) execution of the Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                  JOHN HANCOCK INVESTMENT MANAGEMENT
                                  SERVICES, LLC



                                  By:
                                        ----------------------------------------



                                  WELLINGTON MANAGEMENT COMPANY LLP




                                  By:
                                        ----------------------------------------

                                   APPENDIX A


         The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                         First              Excess Over
                                     $500 million           $500 million
                                     of Aggregate           of Aggregate
Portfolio                             Net Assets*           Net Assets*
---------                             -----------           -----------
Mid Cap Intersection Fund               0.425%                 0.400%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                Other Portfolio(s)
------------------                                ------------------
Mid Cap Intersection Fund           --            Mid Cap Intersection Trust,
                                                  a series of John Hancock Trust

         The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


         AGREEMENT made this ___ day of _________, 2007 between John Hancock Investment Services, LLC, a Delaware limited liability company (the "Adviser"), and UST Advisers, Inc. (collectively, the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

The Subadviser may, in its discretion, provide such services through its own personnel or the personnel of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; (ii) the use of an affiliate's personnel does not result in a change of actual control or management of the Subadviser under the 1940 Act; and (iii) the Subadviser notifies the Trustees of the Trust of any situation in which the Subadviser utilizes personnel from an affiliated entity to provide services to the Trust.


2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement provided, however, that copies of the registration statement, as it may be amended from time to time, shall be provided to Subadviser, marked to show changes, prior to the time Subadviser shall be expected to manage the portfolio in accordance with such changes. Notwithstanding the foregoing, unless a change to the registration statement is required as a result of new regulatory requirements or a change in the registration statement is required by the Securities and Exchange Commission, no change to the registration statement which effects the manner in which Subadviser is to manage the Portfolio will take effect without 60 days prior notice to the Subadviser. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: the Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides brokerage and research services a higher commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts it manages. In the event that Subadviser delegates to one of its affiliates the discretion to select brokers, and determine the commissions, pricing and timing of transactions effected for the Trust, the Subadviser may share with such affiliate for the benefit of the affiliate's other clients, any such brokerage and research servcies that the Subadviser obtains from broker-dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to its activities rendered to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and guidelines, which policies and guidelines shall incorporate the Subadviser's own internal proxy policies and guidelines . Notwithstanding any other provision in this Agreement, the Subadviser may delegate the duty to vote proxies received in connection with the securities held by the Portfolio to the personnel of one of more of the Subadviser's affiliates.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

         In no event will Subadviser have any responsibility for any other portfolio of the Trust, or for any portion of the Portfolios not managed by Subadviser. Nothing herein shall in any way constitute a waiver or limitation of the Adviser's or the Trust's rights under the federal or state securities laws.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the organizational documents of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio for up to 150 days after termination of the agreement, pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

         As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

7. other subadvisers to a Portfolio
8. other subadvisers to a Trust portfolio
9. other subadvisers to a portfolio under common control with the Portfolio

11.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

13.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.      CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

         The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The Adviser agrees to treat information concerning that portion of the Portfolios managed by the Subadviser, including the identity of the specific holdings within such Portfolios, as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and will not disclose such information to other subadvisers of the Trust.

19.      COMPLIANCE

         Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of any onsite or non-routine examination by the U.S. Securities and Exchange Commission or a state securities agency of the Subadviser and documentation describing the results of any material deficiencies noted in any regulatory examination that relates to the services provided under this Agreement and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                  JOHN HANCOCK INVESTMENT MANAGEMENT
                                  SERVICES, LLC


                                  By:
                                        ----------------------------------------



                                  UST ADVISERS, INC.


                                  By:
                                        ----------------------------------------
                                           Name:
                                           Title:

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


                                              First                   Between             Excess Over $1 Billion
                                    $500 Million of Aggregate       $500 Million             of Aggregate Net
                                           Net Assets*             and $1 Billion                 Assets*
                                                               of Aggregate Net Assets*
Portfolio
Value & Restructuring Fund................     0.375%                   0.350%                    0.325%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                               Other Portfolio(s)

Value & Restructuring Trust          --          Value & Restructuring Fund, a
                                                 series of John Hancock Funds II

         The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                       AMENDMENT TO SUBADVISORY AGREEMENT

                          Dimensional Fund Advisors Inc

         AMENDMENT made as of this 30th day of April, 2007 to the Subadvisory Agreement dated April 28, 2006 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A of the Agreement relating to compensation of the Subadviser is amended and restated in its entirety as set forth in Appendix A to this Amendment to add the Emerging Markets Value Fund and to decrease the compensation of the Subadviser for the International Small Company Fund.

2.       EFECTIVE DATE

         This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II, and
(ii) execution of the Amendment.

3.       MISCELLANEOUS

         Except as set forth herein, all provisions of the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC

By:
    ------------------------
    Bruce R. Speca
    Executive Vice President


Dimensional Fund Advisors LP

By:  Dimensional Holdings Inc,, general partner

By:
    ------------------------------------------
    Name:    Catherine L. Newel
    Title:   Vice President and Secretary

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                First               Excess Over
                                            $100 million            $100 million
                                            of Aggregate            of Aggregate
Portfolio                                    Net Assets*            Net Assets*
---------                                    ----------             ----------

Emerging Markets Value Fund                    0.550%                  0.500%

International Small Company Fund               0.550%                  0.500%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                            Other Portfolio(s)

Emerging Markets Value Fund           --      Emerging Markets Value Trust, a
                                              series of John Hancock Trust

International Small Company Fund              International Small Company Trust,
                                              a series of John Hancock Trust

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              John Hancock Funds II

                       AMENDMENT TO SUBADVISORY AGREEMENT

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC


         AMENDMENT made as of this 29th day of June, 2007 to the Subadvisory Agreement dated October 17, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Pacific Investment Management Company LLC (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A of the Agreement is amended to change the compensation of the Real Return Bond Fund as set forth below.

2.       SERVICES OF THE SUBADVISER

         Notwithstanding any other provision to the contrary, the Subadviser shall have no obligation to perform the following services:

(a) preparing and filing materials for distribution to shareholders of the Trust, including statistical information about the Trust and materials regarding the Trust's performance or investments;
(b) providing employees of the
Subadviser to serve as officers of the Trust; or
(c) providing the Trust's Chief Compliance Officer and associated staff.

3.       EFFECTIVE DATE

         This Amendment shall become effective with on the later to occur of:
(i) approval of the Amendment by the Board of Trustees of John Hancock Funds II (the "Trust") and (ii) execution of the Amendment.

4.       OTHER TERMS

         All other terms and conditions set forth in the Agreement are hereby confirmed and remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                  JOHN HANCOCK INVESTMENT MANAGEMENT
                                  SERVICES, LLC



                                  By:
                                        ----------------------------------------


                                  PACIFIC INVESTMENT MANAGEMENT COMPANY LLC




                                  By:
                                        ----------------------------------------
                                           Name:
                                           Title:       Managing Director

                                   APPENDIX A


         The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                    First                      Excess Over
                                 $1 Billion                     $1 Billion
                                of Aggregate                   of Aggregate
Portfolio                        Net Assets*                   Net Assets*
---------                        -----------                   -----------
Real Return Bond Fund              0.250%                         0.200%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                           Other Portfolio(s)

Real Return Bond Fund            --          Real Return Bond Trust, a series of
                                             John Hancock Trust

         The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

         If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                       WELLINGTON MANAGEMENT COMPANY, LLP


         AMENDMENT made as of this 29th day of June, 2007 to the Subadvisory Agreement dated October 17, 2005 as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Special Value Fund.

2. EFFECTIVE DATE

         This Amendment shall become effective with respect to the Special Value Fund on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II , (ii) execution of the Amendment, or (iii) immediately after the effective time of the resignation of the existing subadviser to the Special Value Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                  JOHN HANCOCK INVESTMENT MANAGEMENT
                                  SERVICES, LLC



                                  By:
                                        ----------------------------------------



                                  WELLINGTON MANAGEMENT COMPANY LLP




                                  By:
                                        ----------------------------------------

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio (the "Portfolio") of John Hancock Funds II (the "Trust"). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

 Portfolio                            All Asset Levels
Special Value Fund........................ 0.500%


         The Subadviser Percentage Fee for the Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.